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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    August 15, 2001

PACIFIC NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-26632 (Commission File Number)	91-1691216 (IRS Employer Identification No.)

1111 Third Avenue, Suite 250
Seattle, Washington 98101
(Address of principal executive offices, including Zip Code)

(206) 624-9761
(Registrant's telephone number, including area code)

Item 5.    Other Events

        On August 23, 2001, Pacific Northwest Bancorp (the "Company") announced that Barney R. Beeksma resigned as a Director of the Company effective August 15, 2001. Mr. Beeksma served as Chairman of the Company and its banking subsidiary from January, 1990 until April, 2000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2001
PACIFIC NORTHWEST BANCORP

By:
/s/ PATRICK M. FAHEY
Patrick M. Fahey President and Chief Executive Officer

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SIGNATURE